                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-72438) pertaining to the Nashua Corporation Employees' Savings Plan of our report dated May 26, 2000, with respect to the financial statements and schedule of the Nashua Corporation Employees' Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.




                                                   /s/ ERNST & YOUNG LLP


Manchester, New Hampshire
June 22, 2000


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